UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23298	33-0537669
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On April 29, 2010, the Registrant reported the financial results for its fourth quarter and fiscal year ended March 28, 2010. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filings of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section.
Discussion of Non-GAAP Financial Measures
     In addition to the results presented on a generally accepted accounting principles (GAAP) basis in the press release included in Exhibit 99.1, the Registrant has also included certain non-GAAP financial measures. These non-GAAP financial measures include non-GAAP net income and non-GAAP net income per diluted share.
     The Registrant believes that these supplemental non-GAAP financial measures, when presented in conjunction with the corresponding GAAP financial measures, provide useful information to investors and management regarding financial and business trends relating to its results of operations. However, non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Registrant’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.
     The Registrant has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the Registrant’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the Registrant’s core net profitability with historical periods. Although the non-GAAP financial measures presented by the Registrant may be different from the non-GAAP financial measures used by other companies, the Registrant believes that these non-GAAP financial measures may also assist investors in making comparisons of the Registrant’s core net profitability with the corresponding results for its competitors. Management also believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the Registrant’s profitability.

     Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the Registrant’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the Registrant prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the Registrant’s financial results in the way that management views the financial results.
     The Registrant excludes the following items from its non-GAAP financial measures:
     Stock-based compensation. Stock-based compensation consists of expenses associated with stock options and restricted stock units granted by the Registrant and purchases of common stock under the Registrant’s Employee Stock Purchase Plan. Stock-based compensation is a non-cash expense that varies in amount from period to period as a result of factors that are difficult to predict and are generally outside the control of the Registrant, such as the market price and associated volatility of the Registrant’s common stock. Accordingly, management believes these expenses are not reflective of the Registrant’s core operating expenses and excludes them when assessing its core operating results and from its internal budgets and forecasts.
     Amortization of acquisition-related intangible assets. In connection with acquisitions, the Registrant records purchased intangible assets (consisting primarily of purchased technology and customer relationships) which are amortized over their estimated useful lives. The amortization is a non-cash expense which is not considered by management when assessing the core operating results of the Registrant. The acquisition-related intangible assets and the related amortization can vary significantly based on the size and frequency of acquisitions.
     Acquisition-related stock-based compensation. Acquisition-related stock-based compensation is a non-cash expense related to stock-based performance plans entered into by the Registrant in connection with certain acquisitions. These expenses can vary based on the nature of the related plan associated with an acquisition, as well as the timing of achievement of the underlying performance milestones. Management does not consider acquisition-related stock-based compensation when assessing the core operating results of the Registrant. In addition, acquisition-related stock-based compensation can vary significantly based on the size and frequency of acquisitions, as well as the extent to which such performance plans are used.
     Special charges. Special charges include the costs associated with exit or disposal activities, including costs related to leased space that the Registrant has ceased using and severance benefits for involuntarily-terminated employees. Management believes these charges are unrelated to the Registrant’s core business and does not consider these special charges when assessing the core operating results of the Registrant.
     Gain on sales of previously impaired investment securities. The Registrant sold investment securities that were previously impaired and recorded a gain, which is included in the Registrant’s results of operations. The Registrant had previously recognized impairment charges on its investment securities due to declines in the fair value of certain of its investments below their cost basis that management had deemed to be other-than-temporary. Management believes that these gains are unrelated to the Registrant’s core business and does not consider the gain on sales of previously impaired investment securities when assessing the core operating results of the Registrant.
     Impairment of investment securities. The impairment of investment securities results from a decline in the fair value of an investment below its cost that is judged to be other-than-temporary. Management believes these charges are unrelated to the Registrant’s core business and does not consider the impairment of investment securities when assessing the core operating results of the Registrant.
     Net gains/losses on trading securities. The Registrant entered into a settlement agreement with the broker for the auction rate securities held by the Registrant. Pursuant to the terms of the settlement agreement, the Registrant has the option to require the broker to repurchase the auction rate securities in the future. In connection with this settlement agreement, the Registrant recorded the put options related to the settlement agreement at fair value and recognized corresponding gains in the Registrant’s results of operations. The Registrant also recognized losses on its auction rate securities upon the reclassification of these investment securities from available-for-sale to trading. Management believes the net gains/losses on the Registrant’s trading securities are unrelated to its core business. Accordingly, management does not consider the net gains/losses on trading securities when assessing the core operating results of the Registrant.
     Income tax charges related to globalization initiative. The Registrant previously implemented a globalization initiative to expand its worldwide footprint. As part of this initiative, certain intellectual property and other rights were licensed to an international subsidiary of the Registrant. In the fourth quarter of fiscal 2010, the license agreement with this international subsidiary was amended, which resulted in a fully paid-up license and the Registrant recorded a special tax charge related to this global initiative. Management believes this tax charge is not reflective of the tax effects of Registrant’s core operations and excluded this charge when assessing its core operating results.
     Other income tax effects. Income tax expense is adjusted by the amount of tax benefit or expense (including any valuation allowance related to deferred tax assets) that would result from the use of the non-GAAP results instead of the GAAP results when calculating the Registrant’s tax expense. Management believes changes in valuation allowances related to the Registrant’s deferred tax assets associated with non-core assets (i.e., investment securities) are unrelated to the Registrant’s core business. Accordingly, management does not consider valuation allowances related to such deferred tax assets when assessing the core operating results of the Registrant.
     Each of the foregoing items has been excluded from the non-GAAP financial measures presented by the Registrant. Management believes that such exclusion is appropriate since these items are not reflective of the Registrant’s core operating activities and thus excludes them from their internal budgets and forecasts, as well as their assessment of core operating performance.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

99.1	Press Release*, dated April 29, 2010, reporting the financial results of QLogic Corporation for its fourth quarter and fiscal year ended March 28, 2010.

*	The press release is being furnished pursuant to Item 9.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
April 29, 2010	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release, dated April 29, 2010, reporting the financial results of QLogic Corporation for its fourth quarter and fiscal year ended March 28, 2010.